UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2010

ZYGO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12944	06-0964500
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Laurel Brook Road	06455-0448
Middlefield, Connecticut	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (860) 347-8506

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)      On July 30, 2010, Zygo Corporation (“Zygo”) announced that Walter A. Shephard, Vice President Finance, CFO and Treasurer has made the personal decision to step down from his positions with the company after serving for over six years. Zygo has initiated a search for Mr. Shephard’s successor. Mr. Shephard has agreed to remain in his current roles with Zygo through August to assist in an orderly transition. A copy of the press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

The following exhibit is filed herewith and the following list is intended to constitute the exhibit index:

Exhibit Number	Exhibit Title

99.1	Press release, dated July 30, 2010, announcing the pending departure of Walter A. Shephard as Vice President Finance, CFO and Treasurer.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: July 30, 2010

By: /s/ Walter A. Shephard
Name: Walter A. Shephard

Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release, dated July 30, 2010, announcing the pending departure of Walter A. Shephard as Vice President Finance, CFO and Treasurer.